                                                                    Exhibit 99.1
                                                                    ------------



         RETAIL VENTURES, INC. REPORTS SECOND QUARTER OPERATING RESULTS
         --------------------------------------------------------------

Columbus, Ohio, September 7, 2004 /PRNewswire/ -- Retail Ventures, Inc. (NYSE:
RVI) today announced its consolidated financial results for the second quarter ended July 31, 2004.

- Net sales for the second quarter ended July 31, 2004 increased 4.5% to $631.7 million from $604.6 million for the quarter ended August 2, 2003.

- Comparable store sales for the quarter decreased 1.7% when compared to the same period last year.

- Operating profit for the quarter was $11.9 million compared to a $2.8 million profit for the prior year's quarter.

- The net income for the quarter was $1.2 million, or $0.03 per share on a diluted basis, compared to a net loss of $3.6 million, or $0.11 per share on a diluted basis last year.

- At 8:30 a.m. EDT, on September 8, 2004, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.retailventuresinc.com. A replay will be available from 6:00 p.m. EDT September 8, 2004 through October 8, 2004. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 1490.

Retail Ventures, Inc. is a leading off-price retailer operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern United States, 158 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country and 24 Filene's Basement Stores. DSW also supplies, under supply arrangements, to 197 locations for other non-related retailers in the United States.

SOURCE: Retail Ventures, Inc.

Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208

                              RETAIL VENTURES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                              (DOLLARS IN THOUSANDS)
                                    (UNAUDITED)

                                                        July 31,     January 31,       August 2,
                                                            2004            2004            2003
                                                            ----            ----            ----
ASSETS
Cash and equivalents                                    $  2,728        $ 14,226        $ 31,920
Accounts receivable, net                                  13,066           8,969           7,820
Receivables from related parties                             991             137           1,055
Inventories                                              517,547         420,338         477,194
Prepaid expenses and other assets                         24,766          10,651          16,823
Deferred income taxes                                     47,794          44,933          59,893
------------------------------------------------------------------------------------------------
Total current assets                                     606,892         499,254         594,705
------------------------------------------------------------------------------------------------

Property and equipment, net                              258,731         251,818         233,311

Goodwill                                                  37,619          37,619          37,619
Tradenames and other intangibles, net                     45,554          43,638          45,620
Other assets                                              32,113          31,616          28,472
------------------------------------------------------------------------------------------------
Total Assets                                            $980,909        $863,945        $939,727
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                        $196,612        $147,771        $189,877
Accounts payable to related parties                        3,170           3,335          17,463
Accrued expenses                                         113,249         112,550         116,045
Current maturities of long-term obligations                  613             741             813
------------------------------------------------------------------------------------------------
Total current liabilities                                313,644         264,397         324,198
------------------------------------------------------------------------------------------------

Long-term obligations, net of current maturities         388,664         326,940         361,261
Other noncurrent liabilities                              61,640          55,841          49,112

Shareholders' equity                                     216,961         216,767         205,156
------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity              $980,909        $863,945        $939,727
------------------------------------------------------------------------------------------------

                              RETAIL VENTURES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                          Thirteen Weeks Ended                 Twenty-six Weeks Ended
                                                     ------------------------------     ---------------------------------
                                                     July 31,            August 2,             July 31,            August 2,
                                                         2004                 2003                 2004                 2003
                                                  -----------          -----------          -----------          -----------
Net sales, excluding sales
     of licensed departments                      $   631,654          $   604,594          $ 1,277,954          $ 1,193,126
Cost of sales                                        (372,088)            (368,228)            (758,955)            (740,040)
----------------------------------------------------------------------------------------------------------------------------
Gross profit                                          259,566              236,366              518,999              453,086
Selling, general and
     administrative expenses                         (249,261)            (234,885)            (503,465)            (464,919)
License fees and other income                           1,566                1,291                3,123                2,792
----------------------------------------------------------------------------------------------------------------------------
Operating profit (loss)                                11,871                2,772               18,657               (9,041)
Interest expense, net                                  (9,914)              (9,059)             (19,309)             (19,649)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                       1,957               (6,287)                (652)             (28,690)
(Provision) benefit for income taxes                     (797)               2,639                  265               11,869
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                 $     1,160          $    (3,648)         $      (387)         $   (16,821)
----------------------------------------------------------------------------------------------------------------------------

Weighted average shares outstanding:
     Basic                                             33,903               33,720               33,882               33,716
     Diluted                                           37,094               33,720               33,882               33,716
----------------------------------------------------------------------------------------------------------------------------
Basic and diluted income (loss) per share:        $      0.03          $     (0.11)         $     (0.01)         $     (0.50)

Same store sales:
     Value City Department Stores                        (5.6)%                0.6%                (3.3)%               (1.8)%
     DSW Shoe Warehouse                                   2.8                  4.5                  6.6                  0.4
     Filene's Basement                                    5.1                  0.3                 10.1                 (3.8)
----------------------------------------------------------------------------------------------------------------------------
Total                                                    (1.7)%                1.6%                 1.2%                (1.5)%
----------------------------------------------------------------------------------------------------------------------------

Store count at end of period:
     Value City Department Stores                                                                   116                  116
     DSW Shoe Warehouse                                                                             158                  131
     Filene's Basement                                                                               24                   21
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               298                  268
----------------------------------------------------------------------------------------------------------------------------


SOURCE: Retail Ventures, Inc.